Exhibit 10.30
                                                                   -------------

                                 PROMISSORY NOTE


Principal Amount                                       Sunnyvale, California
EUR 250,000                                                    July 25, 2007


     For value received, the undersigned, Intraop Medical Corporation, a Nevada corporation, (the "Company") promises to pay to the order of Eckert & Ziegler Strahlen-und Medizintechnik AG ("Lender"), in lawful money of the United States of America, the principal sum of Two Hundred Fifty Thousand Euros ((euro)250,000.00), or such lesser principal amount as may be outstanding under this Note plus simple interest thereon from the date hereof on the aggregate unpaid principal amount until such amount is paid in full at the annual rate of 7.5%, or the maximum rate allowed by law, whichever is less (calculated on the basis of a 365 day year). Principal and accrued interest under this Note shall be due and payable on the earlier of (i) twenty (20) days from the date on which the Company receives an equity investment in excess of $4,000,000, or (ii) January 31, 2008 (or such later date as mutually agreed by the parties hereto). All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made to Lender without set-off or counterclaim and free and clear of and without any deductions of any kind.

     1. Issuance of Warrant. The Company shall issue to Lender, upon issuance of this Note, a two-year warrant to purchase up to 100,000 shares of the Company's Common Stock (the "Warrant") at an exercise price of $0.45 per share.

     2. Default; Acceleration of Obligation. The Company will be deemed to be in default under this Note (an "Event of Default") and the outstanding unpaid principal balance of this Note, together with all interest accrued thereon, will immediately become due and payable in full, without the need for any further action on the part of Lender, upon (a) the Company's failure to pay any principal or any accrued interest under the Note when the same is due and payable and such failure to pay is not cured by the Company within five (5) calendar days after Lender gives written notice of such failure to pay to the Company; (b) upon the filing by or against the Company of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; provided, however, with respect to an involuntary petition in bankruptcy, such petition has not been dismissed within thirty (30) days after the filing of such petition; (c) upon the execution by the Company of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of the Company's assets or property; or (d) upon any breach, default or violation by the Company of any other term, condition, obligation or covenant of this Note that is not cured within thirty (30) days of receipt of written notice of such breach, default or violation by the Company from Lender.

     3. Remedies on Default; Acceleration. Upon any Event of Default, Lender may declare the entire unpaid principal and accrued interest amount under this Note to be immediately due and payable in full and may pursue any legal or equitable remedies that are available to Lender.


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


     4. Representations and Warranties of the Company. The Company represents and warrants to Lender that the Company has all right, power and authority necessary to make, enter into and perform its obligations under this Note. This Note is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by applicable bankruptcy, insolvency, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights. Neither the execution and delivery of this Note nor the consummation of any transaction contemplated hereby has constituted or resulted in, or will constitute or result in, a breach of the provisions of any instrument, contract or agreement to which the Company is a party or by which the Company is bound, or the violation of any law, judgment, decree or governmental or administrative order, rule or regulation applicable to the Company. No consent of any other person (including without limitation any stockholder or creditor of the Company) is required in connection with the execution, delivery, performance, validity or enforceability of this Note.

     5. Representations and Warranties of Lender. Lender is acquiring the Note and the Warrant for its own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale or distribution thereof and no other person or entity has a direct or indirect beneficial interest in such Note. Lender acknowledges that the offering and sale of the Note and the Warrant (the "Offering') is intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder ("Regulation D"). In furtherance thereof, Lender represents and warrants to the Company as follows: (i) Lender does not have a present interest to distribute or transfer the Note or the Warrant issued to it or the securities received upon exercise of the Warrant; (ii) Lender has such knowledge and experience in financial, and business matters as to be capable of evaluating the merits and risks of an investment in the Note and the Warrant and (iii) Lender is an "accredited investor," as that term is defined in Rule 501 of Regulation D.

     6.        Miscellaneous.

               (a) Transferability. This Note may be transferred or assigned only with the prior written consent of the Company and only in compliance with applicable federal and state securities laws. In the event of such transfer or assignment, Lender shall surrender this Note for registration of transfer or assignment, duly endorsed, or accompanied by a duly executed written instrument of transfer or assignment in form satisfactory to the Company. Thereupon, a new Note for like principal amount and interest will be issued to, and registered in the name of, the transferee or assignee. Interest and principal are payable only to the registered holder of the Note.

               (b) Governing Law; Jurisdiction. This Note shall be deemed to be made under and shall be interpreted under the laws of the State of California (without giving effect to the conflict of law principles thereof).

               (c) Waiver and Amendment. Any provision of this Note may be amended or modified only by a writing signed by both the Company and Lender. Except as provided below with respect to waivers by the Company, no waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted.


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No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion. The Company hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

               (d) Severability. If any provision of this Note, or the application of it to any party or circumstance is held to be invalid, such provision shall be ineffective, but the remainder of this Note, and the application of such provision to the other parties or circumstances, shall not be affected thereby.

               (e) Notice. Any notice required or permitted under this Note shall be given in writing and will be deemed effectively given upon personal delivery; upon confirmed transmission by telecopy or telex; or three
(3) days following deposit with the United States Post Office, by certified or registered mail, postage prepaid, addressed to the address of the Company or Lender as set forth below or at such other address as such party may specify by written notice given in accordance with this Section.


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     IT WITNESS WHEREOF, the Company and Lender have executed this Note as of the day and year first above written.



                             THE COMPANY:

                             INTRAOP MEDICAL CORPORATION
                             A Nevada corporation

                             By: /s/ Donald A. Goer
                                 ------------------
                                 Name:     Donald A. Goer
                                 Title:    President and Chief Executive Officer

                             Address:      570 Del Rey Avenue
                                           Sunnyvale, CA  94085


                             LENDER:

                             ECKERT & ZIEGLER STRAHLEN-UND MEDIZINTECHNIK AG
                             A                    corporation
                               ------------------

                             By:  /s/ Andreas Eckert
                                  ------------------
                                  Name:    Andreas Eckert
                                  Title:

                             Address:      Robert-Rossie-Strasse 10
                                           D-13125 Berlin
                                           Germany


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